UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Phipps Tower,
3438 Peachtree Road NE, Suite 1800
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)
(678) 791-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 17, 2023 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

1. Election of Directors

Each of the eleven director nominees were elected to a one-year term. The voting results were as follows:

Name	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Rochester (Rock) Anderson, Jr.	33,463,788	361,547	112,411	1,126,567
Jeffrey H. Black	33,597,826	227,501	112,419	1,126,567
Hali Borenstein	33,435,901	389,775	112,070	1,126,567
Luis A. Borgen	33,403,443	421,895	112,408	1,126,567
Michael D. Casey	33,246,528	578,792	112,426	1,126,567
Jevin S. Eagle	32,846,395	978,991	112,360	1,126,567
Mark P. Hipp	33,409,491	415,761	112,494	1,126,567
William J. Montgoris	29,673,474	4,151,697	112,575	1,126,567
Stacey S. Rauch	33,492,669	333,131	111,946	1,126,567
Gretchen W. Schar	33,258,049	567,752	111,945	1,126,567
Stephanie P. Stahl	33,394,728	431,073	111,945	1,126,567

2. Advisory Vote on Executive Compensation for Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the 2022 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting (the "Say-on-Pay" Vote). The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
29,565,185	4,200,215	172,346	1,126,567

3. Advisory Vote on the Frequency of the Say-on-Pay Vote

The stockholders of the Company recommended that the Say-on-Pay Vote be taken every year. The voting results were as follows:

One Year	Two Years	Three Years	Total votes abstained	Broker non-votes
33,545,185	6,543	358,837	27,181	1,126,567

In light of these results and in accordance with its previous recommendation in the proxy statement for the 2023 Annual Meeting, the Company will hold future advisory Say-on-Pay Votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay Votes. The next advisory vote regarding the frequency of Say-on-Pay Votes is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2023. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
34,385,640	567,562	111,111

Item 7.01 Regulation FD Disclosure.

On May 18, 2023, the Company announced, in a press release, the declaration of a quarterly cash dividend to the Company’s shareholders. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Dated May 18, 2023
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2023	CARTER’S, INC.

	By:	/s/ Antonio D. Robinson
	Name:	Antonio D. Robinson
	Title:	Senior Vice President, General Counsel, Corporate Secretary, CSR & Chief Compliance Officer